EXHIBIT 10(e)(v)

                                    Amendment
                                    ---------

     This amendment is made as of the 31 day of January 1996 between Brittania Sportswear Ltd., a California Corporation, ("Licensor") and Nantucket Industries, Inc., a Delaware Corporation, ("Licensee").

     WHEREAS, the Licensor and Licensee entered into an Agreement dated as of December 31, 1991 pertaining to use of the trademark Brittania on men's and women's underwear (the "Agreement"); and

     WHEREAS, the Licensor and Licensee desire to amend the agreement.

     NOW THEREFORE, in consideration of the mutual terms and convenants hereinafter set forth, the parties hereto agree as follows:

     1. Schedule D of the Agreement is hereby amended to include as Products the category of loungewear ("Loungewear") as follows:

Top Silhouettes:
- --- ------------
          Athletic Shirts
          Muscle Shirts
          Tee Back Athletic Shirts
          Tee Shirts
          Henley Neck Shirts
          Unconstructed CPO Shirt, V-Neck

          Fabrications:
          -------------
          Knits:     Jersey, Rib, Thermal and Mesh
          Woven:  Flannel, Sheeting

          Fabric Weight:
          ------ -------
          Between 130 and 185 grams per square meter

 Bottom Silhouettes:
 ------ ------------
          Boxer Shorts
          Jams
          Pull-On Pants Elastic Waist
          Pull-On Pants Draw String Waist

          Fabrications:
          -------------
          Knits:  Jersey, Rib, Thermal and Mesh
          Woven:  Flannel, Sheeting



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          Fabric Weight:
          ------ -------
          Between 130 and 185 grams per square meter

Unionsuits:
- -----------
          One Piece

          Fabrication:
          ------------
          Knit:  Jersey

          Fabric Weight:
          ------ -------
          Between 130 and 185 grams per square meter

     2. Licensee shall use its best efforts to restrict sales and placement of the Loungewear products to the underwear departments of those retail accounts approved under Article 9 of the Agreement.

     3. All other terms and conditions of the Agreement shall remain in full force and effect.

     IN WITNESS THEREOF, the parties have executed this Amendment by their respective officers hereunto duly authorized as of the day and year first above written.



LICENSOR                           LICENSEE

BRITTANIA SPORTSWEAR LTD.               NANTUCKET INDUSTRIES, INC.

By: ________________________            By: _______________________

Title: _______________________               Title: _______________________















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